UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2026 (July 30, 2026)

Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	13-1673581
State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.

11011 Sunset Hills Road Reston, Virginia	20190
Address of principal executive offices	Zip code

(703) 876-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 4, 2026, General Dynamics Corporation (the “Company”) filed a prospectus supplement, dated August 4, 2026 (the “Prospectus Supplement”), with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the Company’s offer to rescind (the “Rescission Offer”) the acquisition of up to 1,010,925 shares of the Company’s common stock, par value $1.00 per share (the “Shares”). The Prospectus Supplement was filed pursuant to the Company’s automatic shelf Registration Statement on Form S-3 (File No. 333-297821), filed with the SEC on July 30, 2026 (the “Registration Statement”).

The Company is filing this Current Report on Form 8-K to provide the legal opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Shares covered by the Prospectus Supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated August 4, 2026.

23.1	Consent of Gibson, Dunn & Crutcher LLP, dated August 4, 2026 (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: August 4, 2026